SUPPLEMENT Dated April 26, 2012
To the Current Prospectuses

ING Simplicity Variable Annuity
GoldenSelect Genesis I / Genesis Flex

Issued by ING USA Annuity and Life Insurance Company
Through Its Separate Accounts B and A

This supplement updates the prospectus for your variable annuity contract. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our
Customer Service Center at 1-800-366-0066.

ING Investment Management Co. merged with and into ING Investment Management Co. LLC. All references in the Prospectuses to ING Investment Management Co. are changed accordingly.

X.SVAG-12	04/2012